U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act File Number 811-23482

KEYSTONE PRIVATE INCOME FUND

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (414) 299-2217

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

KEYSTONE PRIVATE INCOME FUND

Annual Report

For the Period Ended September 30, 2020

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Keystone Private Income Fund’s shareholder reports, like this one, will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund, c/o UMB Fund Services at 235 West Galena Street, Milwaukee, WI 53212, or by calling toll-free at 1-(888)-332-3320. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to the Fund and all funds held through your financial intermediary, as applicable.

Keystone Private Income Fund

Table of Contents
For the Period Ended September 30, 2020

Report of Independent Registered Public Accounting Firm	2
Schedule of Investments	3-4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statement of Changes in Net Assets	7
Statement of Cash Flows	8
Financial Highlights	9-13
Notes to Financial Statements	14-22
Other Information	23-27
Fund Management	28-29

Keystone Private Income Fund

Report of Independent Registered Public Accounting Firm
September 30, 2020

To the Shareholders and Board of Trustees of
Keystone Private Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Keystone Private Income Fund (the “Fund”) as of September 30, 2020, the related statements of operations, cash flows, and changes in net assets and the financial highlights for the period July 1, 2020 (commencement of operations) through September 30, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with custodian or underlying borrowers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 5 to the financial statements, the financial statements include investments valued at $51,202,769 (77.2% of net assets) as of September 30, 2020, whose fair values have been estimated by management in accordance with policies approved by and under the general oversight of the Board of Trustees in the absence of readily determinable fair values.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 30, 2020

Keystone Private Income Fund

Schedule of Investments
September 30, 2020

Principal Amount		Original Acquisition Date	Cost	Fair Value
	Private Credit — 77.2%
	Corporate Finance — 19.0%
$2,620,077	ColdStream Energy Holdings, LLC, 11.75%, 3/1/2023[1,2]	9/3/2020	$2,620,077	$2,620,077
10,000,000	FilmRise Acquisitions, LLC, 13.00%, 2/17/2021[1,2]	7/1/2020	10,000,000	10,000,000
			12,620,077	12,620,077
	Equipment Leasing — 20.4%
2,831,854	Lux Vending, LLC, 14.50%, 12/31/2022[1,2]	8/6/2020	2,831,854	2,831,854
2,900,000	Sun-Tech Leasing of Texas, L.P., 12.00%, 10/1/2025[1,2]	9/18/2020	2,900,000	2,900,000
7,791,836	Trico Products Corporation, 14.50%, 4/1/2023[1,2]	7/23/2020	7,791,836	7,791,836
			13,523,690	13,523,690
	Receivables Finance — 13.2%
1,400,000	CapitalPlus Construction Services, LLC, 13.25%, 10/1/2023[1,2]	9/2/2020	1,400,000	1,400,000
2,617,269	Deserve CC Funding II, LLC, 13.25%, (max LIBOR or 1.75% +11.50%) 12/20/2022[1,2]	9/3/2020	2,617,269	2,617,269
2,300,000	Snap Second Look, LLC, 14.00%, 12/30/2021[1,2]	9/8/2020	2,300,000	2,300,000
2,400,000	Triton Credit Funding SPV, LLC/TRI Credit Funding SPV, LLC, 13.00%, 2/1/2022[1,2]	9/2/2020	2,400,000	2,400,000
			8,717,269	8,717,269
	Specialty Real Estate Finance — 24.6%
3,995,068	AHP Servicing, LLC, 12.00%, 7/30/2022[1,2]	7/30/2020	3,995,068	3,995,068
1,839,115	Brass Diablo LLC, 14.00%, 5/22/2021[1,2]	9/3/2020	1,839,115	1,839,115
3,207,550	DG Opelika Circle K, LLC, 11.00%, 5/3/2021[1,2]	9/3/2020	3,207,550	3,207,550
7,300,000	Port Royal Owner, LLC, 13.00%, 9/30/2023[1,2]	8/6/2020	7,300,000	7,300,000
			16,341,733	16,341,733
	Total Private Credit		$51,202,769	$51,202,769

	Total Investments — 77.2%[3]			$51,202,769
	Other assets in excess of liabilities — 22.8%			15,120,145
	Net Assets — 100%			$66,322,914

[1]	Restricted security. The total value of these securities is $51,202,769, which represents 77.2% of total net assets of the Fund.

[2]

Level 3 securities fair valued under procedures established by the Board of Trustees. The total value of these illiquid securities is $51,202,769, which represents 77.2% of total net assets of the Fund.

[3]	Entire portfolio is pledged as collateral for line of credit.

See accompanying notes to financial statements.

Keystone Private Income Fund

Summary of Investments
September 30, 2020

Security Type/Sector	Percent of Total Net Assets
Private Credit
Specialty Real Estate Finance	24.6%
Equipment Leasing	20.4%
Corporate Finance	19.0%
Receivables Finance	13.2%
Total Private Credit	77.2%
Total Investments	77.2%
Other assets in excess of liabilities	22.8%
Net Assets	100.0%

See accompanying notes to financial statements.

Keystone Private Income Fund

Statement of Assets and Liabilities
September 30, 2020

Assets:
Investments, at value (cost $51,202,769)	$51,202,769
Cash	20,426,750
Receivables
Interest receivable	558,415
Receivable from Adviser	3,965
Prepaid expenses	6,785
Total Assets	72,198,684

Liabilities:
Payables
Line of credit	5,000,000
Distributions payable	546,446
Unearned loan origination income	126,947
Incentive fees payable	111,921
Interest expense payable on line of credit	19,000
Professional fees payable	18,250
Transfer agent fees payable	17,242
Accounting and administration fees payable	14,865
Distribution and Servicing fee payable	7,178
Other accrued expenses	13,921
Total Liabilities	5,875,770

Net Assets	$66,322,914

Composition of Net Assets:
Paid-in capital	$66,300,826
Total distributable earnings	22,088
Net Assets	$66,322,914

Net Assets Attributable to:
Class A Shares	$1,100,000
Class D Shares	62,000
Class Y Shares	20,726,224
Class I Shares	11,755,000
Class Z Shares	32,679,690
$66,322,914

Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized, par value of $0.001):
Class A Shares	10,900
Class D Shares	620
Class Y Shares	206,064
Class I Shares	116,666
Class Z Shares	324,969
659,219

Net Asset Value per Share:
Class A Shares[1]	$100.92
Class D Shares[1]	100.00
Class Y Shares	100.58
Class I Shares	100.76
Class Z Shares	100.56

[1]	Class A and Class D shareholders may be charged a sales load up to a maximum of 3.50% on the amount they invest.

See accompanying notes to financial statements.

Keystone Private Income Fund

Statement of Operations
For the Period July 1, 2020* through September 30, 2020

Investment Income:
Interest income	$975,980
Loan origination income	6,553
Total Investment Income	982,533

Expenses:
Management fees	118,631
Incentive fees (Note 4)	111,921
Accounting and administration fees	29,865
Interest expense on line of credit	26,408
Transfer agent fees	17,242
Professional fees	18,250
Other fees	11,636
Directors’ and officer fees	8,000
Distribution and Servicing fee (Class Y)	4,771
Distribution and Servicing fee (Class I)	2,154
Distribution and Servicing fee (Class A)	253
Chief Compliance Officer fees	3,362
Custody fees	3,000
Total Expenses	355,493
Net Investment Income	627,040

Net Increase in Net Assets from Operations	$627,040

*	Commencement of operations.

See accompanying notes to financial statements.

Keystone Private Income Fund

Statement of Changes in Net Assets

	For the Period July 1, 2020* through September 30, 2020
Net Increase in Net Assets from:
Operations:
Net investment income	$627,040
Net Increase in Net Assets Resulting from Operations	627,040

Distributions to Shareholders:
Distributions:
Class A	(1,930)[1]
Class Y	(183,508)
Class I	(140,766)[1]
Class Z	(300,836)[1]
Net Decrease in Net Assets from Distributions to Shareholders	(627,040)

Capital Transactions:
Proceeds from shares sold:
Class A	1,100,000	[1]
Class D	62,000	[2]
Class Y	20,601,964
Class I	11,777,551	[1]
Class Z	32,700,805	[1]
Reinvestment of distributions:
Class Y	57,104
Class Z	23,490	[1]
Net Increase in Net Assets from Capital Transactions	66,322,914

Total Net Increase in Net Assets	66,322,914

Net Assets
Beginning of period	—
End of period	$66,322,914

Capital Share Transactions:
Shares sold:
Class A	10,900	[1]
Class D	620	[2]
Class Y	205,496
Class I	116,666	[1]
Class Z	324,735	[1]
Shares issued in reinvestment of distributions:
Class Y	568
Class Z	234	[1]
Net Increase in Capital Shares Outstanding	659,219

*	Commencement of operations.

[1]	Reflects operations for the period August 1, 2020 (Class A, Class I, and Class Z Shares commencement of operations) through September 30, 2020.

[2]	Reflects operations for the period September 30, 2020 (Class D Shares commencement of operations) through September 30, 2020.

See accompanying notes to financial statements.

Keystone Private Income Fund

Statement of Cash Flows
For the Period July 1, 2020* through September 30, 2020

Cash Flows from Operating Activities
Net increase in net assets from operations	$627,040
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases	(51,498,545)
Principal reductions received	295,776
(Increase)/Decrease in Assets:
Receivable from Adviser	(3,965)
Interest receivable	(558,415)
Prepaid expenses	(6,785)
Increase/(Decrease) in Liabilities:
Unearned loan origination income	126,947
Incentive fees payable	111,921
Interest expense payable on line of credit	19,000
Professional fees payable	18,250
Transfer agent fees payable	17,242
Accounting and administration fees payable	14,865
Distribution and Servicing fee payable	7,178
Other accrued expenses	13,921
Net Cash Used in Operating Activities	(50,815,570)

Cash Flows from Financing Activities
Proceeds from subscriptions	66,242,320
Proceeds from line of credit	9,000,000
Payments made on line of credit	(4,000,000)
Net Cash Provided by Financing Activities	71,242,320

Net increase in cash	20,426,750

Cash at beginning of period	—
Cash at end of period	$20,426,750

*	Commencement of operations.

Non-cash financing activities not included herein consist of $80,594 of reinvested dividends.

Interest payments on line of credit were $7,408.

See accompanying notes to financial statements.

Keystone Private Income Fund

Financial Highlights
Class A Shares

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period August 1, 2020* through September 30, 2020
Net Asset Value, beginning of period	$100.53
Income from Investment Operations:
Net investment income[1]	1.30
Net realized and unrealized gain on investments[7]	0.06
Total from investment operations	1.36

Distributions to investors:
From net investment income	(0.97)
Total distributions to investors	(0.97)

Net Asset Value, end of period	$100.92

Total Return[2]	1.35%[3]

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$1,100

Net expenses[5]	4.25%[4]

Net investment income	8.96%[4]

Portfolio Turnover Rate[6]	1%[3]

*	Commencement of offering of Class A shares.

[1]	Per share data is computed using the average shares method.

[2]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[3]	Not annualized.

[4]	Annualized, except for incentive fees.

[5]

If distribution and serving fees of 1.00%, incentive fees of 0.26%, and line of credit expenses of 0.37% had been excluded, the expense ratios would have been decreased by 1.63% for the period ended September 30, 2020.

[6]	Calculated at Fund level.

[7]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying notes to financial statements.

Keystone Private Income Fund

Financial Highlights
Class D Shares

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period September 30, 2020* through September 30, 2020
Net Asset Value, beginning of period	$100.00

Net Asset Value, end of period	$100.00

Total Return[1]	0.00%[2]

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$62

Net expenses	0.00%[2]

Net investment income	0.00%[2]

Portfolio Turnover Rate[3]	1%[2]

*	Commencement of offering of Class D shares.

[1]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[2]	Class D Shares commencement occurred after income and expense were allocated as of September 30, 2020.

[3]	Calculated at Fund level.

See accompanying notes to financial statements.

Keystone Private Income Fund

Financial Highlights
Class Y Shares

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period July 1, 2020* through September 30, 2020
Net Asset Value, beginning of period	$100.00
Income from Investment Operations:
Net investment income[1]	1.37
Net realized and unrealized gain on investments[7]	0.60
Total from investment operations	1.97

Distributions to investors:
From net investment income	(1.39)
Total distributions to investors	(1.39)

Net Asset Value, end of period	$100.58

Total Return[2]	1.97%[3]

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$20,726

Net expenses[5]	3.43%[4]

Net investment income	6.12%[4]

Portfolio Turnover Rate[6]	1%[3]

*	Commencement of operations.

[1]	Per share data is computed using the average shares method.

[2]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[3]	Not annualized.

[4]	Annualized, except for incentive fees.

[5]

If distribution and serving fees of 0.14%, incentive fees of 0.25%, and line of credit expenses of 0.29% had been excluded, the expense ratios would have been decreased by 0.68% for the period ended September 30, 2020.

[6]	Calculated at Fund level.

[7]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period .

See accompanying notes to financial statements.

Keystone Private Income Fund

Financial Highlights
Class I Shares

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period August 1, 2020* through September 30, 2020
Net Asset Value, beginning of period	$100.53
Income from Investment Operations:
Net investment income[1]	1.67
Net realized and unrealized loss on investments[7]	(0.19)
Total from investment operations	1.48

Distributions to investors:
From net investment income	(1.25)
Total distributions to investors	(1.25)

Net Asset Value, end of period	$100.76

Total Return[2]	1.47%[3]

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$11,755

Net expenses[5]	3.43%[4]

Net investment income	11.35%[4]

Portfolio Turnover Rate[6]	1%[3]

*	Commencement of offering of Class I shares.

[1]	Per share data is computed using the average shares method.

[2]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[3]	Not annualized.

[4]	Annualized, except for incentive fees.

[5]

If distribution and serving fees of 0.15%, incentive fees of 0.30%, and line of credit expenses of 0.37% had been excluded, the expense ratios would have been decreased by 0.82% for the period ended September 30, 2020.

[6]	Calculated at Fund level.

[7]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period .

See accompanying notes to financial statements.

Keystone Private Income Fund

Financial Highlights
Class Z Shares

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period August 1, 2020* through September 30, 2020
Net Asset Value, beginning of period	$100.53
Income from Investment Operations:
Net investment income[1]	1.68
Net realized and unrealized loss on investments[7]	(0.21)
Total from investment operations	1.47

Distributions to investors:
From net investment income	(1.44)
Total distributions to investors	(1.44)

Net Asset Value, end of period	$100.56

Total Return[2]	1.46%[3]

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$32,680

Net expenses[5]	3.25%[4]

Net investment income	11.41%[4]

Portfolio Turnover Rate[6]	1%[3]

*	Commencement of offering of Class Z shares.

[1]	Per share data is computed using the average shares method.

[2]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[3]	Not annualized.

[4]	Annualized, except for incentive fees.

[5]	If incentive fees of 0.29%, and line of credit expenses of 0.37% had been excluded, the expense ratios would have been decreased by 0.66% for the period ended September 30, 2020.

[6]	Calculated at Fund level.

[7]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period .

See accompanying notes to financial statements.

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2020

1. Organization

The Keystone Private Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust dated August 26, 2019 (the “Declaration of Trust”). Keystone National Group, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to continue to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on July 1, 2020.

The Fund offers five separate classes (each a “Class”) of shares of beneficial interest (“Shares”) designated as Class A, Class D, Class Y Class I, and Class Z Shares. “Shareholders” own Shares of the Fund. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The Fund’s primary investment objective is to produce current income. The Investment Manager manages the Fund’s portfolio with a view toward producing current income, managing liquidity and protecting against downside scenarios. Under normal market conditions, the Fund will seek to achieve its investment objective by opportunistically investing, directly or indirectly, a majority of its net assets (plus any borrowings for investment purposes) in a wide range of private credit-oriented or other cash flow producing investments. For purposes of the Fund’s strategy, such investments may include corporate loans and credit facilities, equipment leasing transactions, real estate backed loans, corporate and consumer receivables, and other specialty finance opportunities or income-producing assets. The Fund may allocate its assets through a wide range of investment vehicles and structures, including among others as senior debt and also as subordinated debt, preferred equity and common equity investments. There can be no assurance that the Fund will achieve its investment objective.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

The Fund’s investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined using the specific identification method for financial reporting. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date.

Loan origination income is charged to the borrowers during loan originations. This income is received at the time of closing and then deferred to be recognized as non-interest income over the term of the loan. For the period ended September 30, 2020, the fund accrued loan origination income of $6,553, and has $126,947 of unearned loan origination income.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, and legal services in connection with the initial meeting of the Fund’s Board of Trustees (the “Board”). Offering costs consist of the costs of preparing, reviewing and filing with the SEC the Fund’s registration statement, the costs of preparing, reviewing and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The Investment Manager intends to pay all organizational and offering costs for the Fund.

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

2. Significant Accounting Policies (continued)

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to Shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of September 30, 2020.

Distributions to Shareholders

The Fund intends to make a distribution each quarter to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time. To the extent that any portion of the Fund’s quarterly distributions are considered a return of capital to Shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such Shareholders invested. Although such return of capital distributions are not currently taxable to Shareholders, such distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain.

Valuation of Investments

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and appointed a separate valuation committee (the “Valuation Committee”). The Board has delegated the day-to-day responsibility for determining the fair valuation of the Fund’s investments to the Investment Manager, subject to the oversight of the Valuation Committee. The Investment Manager oversees the valuation of the Fund’s investments on behalf of the Fund in accordance with the Valuation Procedures, which provide that investments will be valued at fair value. Furthermore, the valuation of the Fund’s assets will be done in accordance with the FASB ASC Topic 820, Fair Value Measurements and Disclosures.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. As a result, the fair values of one or more assets may not be the prices at which those assets are ultimately sold. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s net asset value (“NAV”) if the judgments of the Valuation Committee or Investment Manager regarding appropriate valuations should prove incorrect.

The Fund expects that it will hold a high proportion of illiquid investments relative to its total investments, which is directly related to the Fund’s investment objectives and strategy. The valuation approach will likely vary by investment, but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (i.e., underlying collateral, operating results, financial condition, achievement of milestones, and economic and/or market events) may be considered. In certain circumstances the Investment Manager may determine that cost best approximates the fair value of the particular investment.

Repurchase Offers

The Fund intends to provide some liquidity to Shareholders by making quarterly offers to repurchase a certain percentage of its outstanding Shares at NAV. The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board and the Board may, under certain circumstances, elect not to offer to repurchase Shares. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders and generally are funded from available cash. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

2. Significant Accounting Policies (continued)

Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

Borrowing, Use of Leverage

The Fund may employ leverage through a secured Revolving Credit Agreement to achieve its investment objective. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Investment Manager’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. Borrowings by the Fund will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. Such debt exposes the Fund to refinancing, recourse and other risks. As a general matter, the presence of leverage can accelerate losses. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the Investment Company Act) of 300% or more (in the event leverage is obtained solely through debt) or 200% or more (in the event leverage is obtained solely though preferred stock). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Investment Manager expects that the Fund’s borrowings may ultimately be secured with a security interest in investments. In times of adverse market conditions, the Fund may be required to post additional collateral which could affect the Fund’s liquidity.

For the period ended September 30, 2020, the average balance outstanding and weighted average interest rate were $3,961,167 and 8.00%, respectively. As of September 30, 2020, the Fund had an outstanding loan of $5,000,000 of the available $5,000,000 at 8.00% interest rate, and maturity date of December 31, 2021.

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Limited Liquidity

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Investment Manager Incentive Fee Risk

Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest or gains that have been accrued or are unrealized, but not yet received or realized. The Investment Manager is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income or unrealized gains that the Fund never received or realized, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received or gains it never realized. The Incentive Fee payable by the Fund to the Investment Manager may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Investment Manager is determined may encourage it to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

3. Principal Risks (continued)

Private Credit

Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including without limitation first and second lien senior secured loans, subordinated or unsecured debt and preferred equity arrangements. From time to time these investments might include equity features such as warrants, options, or common stock depending on the strategy of the investor and the financing requirements of the company or asset.

Loans to private companies, businesses and operators can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the collateral that secures the investment, variability in the issuer’s cash flows, the size of the issuer, the quality of collateral securing debt and the degree to which such collateral covers the accompanying debt obligations. The businesses in which the Fund invests may be levered, and the investments made by the Fund will generally not be rated by national credit rating agencies. The loans in which the Fund will invest may be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

Pandemic Risk

The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market-place, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund and Investment Manager have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

3. Principal Risks (continued)

actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are also unknown, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

4. Investment Advisory and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Investment Manager is entitled to a fee consisting of two components – a base management fee (the “Investment Management Fee”) and an incentive fee (the “Incentive Fee”). The Investment Management Fee is calculated and payable monthly in arrears at the annual rate of 1.50% of the month-end value of the Fund’s net assets. The Investment Management Fee is paid out of the Fund’s assets. Such fees are paid to the Investment Manager before giving effect to any repurchase of Shares effective as of that date and decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s net profits for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature. The Incentive Fee is equal to 15.0% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. For the purposes of the Incentive Fee, the term “net profits” means the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the NAV of the Fund as of the first business day of each month therein. The weighted average NAV shall be calculated for each month by multiplying the NAV as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter. The “catch-up” provision is intended to provide the Investment Manager with an incentive fee of 15.0% on all of the Fund’s net profits when the Fund’s net profits reach 2.05% of net assets in any calendar quarter 8.21% annualized). For the period ended September 30, 2020, the Fund incurred $111,921 in incentive fees.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (including the Investment Management Fee, but excluding any taxes, interest expense, sales charges and other brokerage commissions, other transaction related expenses, acquired fund fees and expenses, Incentive Fees, expenses incurred in connection with any merger or reorganization, Distribution and Servicing Fees and extraordinary expenses) does not exceed 3.00% of the average daily net assets of any Class of Shares (the “Expense Limit”). Because taxes, interest expense, sales charges and other brokerage commissions, other transaction related expenses, Incentive Fees, Distribution and Servicing Fees, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) may exceed 3.00% of the average daily net assets of each Class of Shares.

For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided they are able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement has an initial one-year term, which ends on February 2, 2021, and will automatically renew for consecutive one-year terms thereafter. Neither the Fund nor the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement during the initial term. After February 2, 2021, either the Fund or the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice. At September 30, 2020, there was no potentially recoverable expenses.

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

4. Investment Advisory and Other Agreements (continued)

UMB Distribution Services, LLC serves as the Fund’s placement agent; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the period ended September 30, 2020, the Fund’s allocated UMBFS fees are reported on the Statement of Operations.

A trustee and certain officers of the Fund are employees of UMBFS or the Investment Manager. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator or Investment Manager. For the period ended September 30, 2020, the Fund’s allocated fees incurred for trustees who are not affiliated with the Fund’s administrator or Investment Manager are reported on the Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the period ended September 30, 2020, are reported on the Statement of Operations.

The Fund has adopted a Distribution and Service Plan with respect to Class A Shares, Class D Shares, Class Y Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund may pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares, up to 0.90% on an annualized basis of the aggregate net assets of the Fund attributable to Class D Shares, up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class Y Shares, and up to 0.15% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (the “Distribution and Servicing Fee”) to the Fund’s Placement Agent or other qualified recipients under the Distribution and Service Plan. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class Z Shares are not subject to the Distribution and Service Plan.

For the period, the fund engaged in the following affiliated transactions:

Purchases	Sales	Realized Gain/Loss
$26,384,001	$—	$—

5. Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

5. Fair Value of Investments (continued)

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of September 30, 2020:

Assets	Level 1		Level 2	Level 3	Total
Private Credit		$—	$—	$51,202,769	$51,202,769
Total Investments, at fair value	$		$—	$51,202,769	$51,202,769

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the period ended September 30, 2020:

Private Credit
Balance as of July 1, 2020	$—
Transfers In	—
Transfers Out	—
Purchases	51,498,545
Sales	—
Principal reductions received	(295,776)
Realized gains (losses)	—
Change in unrealized appreciation (depreciation)	—
Balance as of September 30, 2020	$51,202,769

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2020.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Private Credit	$51,202,769	Cost	Price	N/A

6. Capital Stock

The minimum initial investment in Class A Shares and Class Y Shares by any investor is $50,000, the minimum initial investment in Class D Shares and Class I Shares by any investor is $5,000,000, and the minimum initial investment by any investor in Class Z Shares is $10,000,000. However, the Fund, in its sole discretion, may accept investments in any Class of Shares below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements. Class Y and Class D Shares were issued at $100.00 per share and Class A, Class I, and Class Z Shares were issued at $100.53 per share.

Class A Shares and Class D Shares are subject to a sales charge of up to 3.50%. No sales charge is expected to be charged with respect to investments by the Investment Manager or its affiliates, and their respective directors, principals, officers and employees and others in the Investment Manager’s sole discretion. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Neither Class I, Class Y nor Class Z Shares are subject to any sales charge.

Because the Fund is a closed-end fund, and Shareholders do not have the right to require the Fund to redeem Shares, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, in order to provide a limited degree of liquidity to Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider a variety of operational, business and economic factors. The Investment Manager expects to ordinarily recommend that the Board authorize the Fund to offer to repurchase Shares from Shareholders quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

6. Capital Stock (continued)

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than 365 calendar days, then such repurchase will be subject to a 2.00% early repurchase fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early repurchase fee, the Fund will repurchase that portion of the Shares held the longest first.

There were no repurchase offers conducted for the period ended September 30, 2020.

7. Federal Income Taxes

At September 30, 2020, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of investments	$51,202,769
Gross unrealized appreciation	—
Gross unrealized depreciation	—
Net unrealized appreciation/depreciation on investments	$—

U.S. GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2020, permanent differences in book and tax accounting have been reclassified between paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(22,088)	$22,088

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$568,534
Undistributed long-term capital gains	—
Distributions Payable	(546,446)
Unrealized appreciation on investments	—
Total distributable earnings	$22,088

The tax character of distributions paid during the period ended September 30, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$627,040
Net long-term capital gains	—
Total distributions paid	$627,040

8. Investment Transactions

For the period ended September 30, 2020, purchases and sales of investments, excluding short-term investments, were $51,498,545 and $295,776, respectively.

Keystone Private Income Fund

Notes to Financial Statements
September 30, 2020 (continued)

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein and has identified the following event for disclosure:

At a Special Meeting held on November 13, 2020, the Board approved an amendment to the Investment Management Agreement that would change the frequency of the incentive fee calculation from quarterly to monthly, which is likely to change the amount of the incentive fee paid to the Investment Manager. Shareholders will receive a proxy statement to approve the amended and restated Investment Management Agreement at a future date.

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Keystone Private Income Fund

Other Information
September 30, 2020 (Unaudited)

Board Considerations Regarding Approval of Management Agreement

At a meeting of the Board held on March 4, 2020, by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved the Investment Management Agreement between the Investment Manager and the Fund (the “Agreement”).

In advance of the Board’s March 4, 2020 meeting, including at a meeting of the Board held on September 16, 2019, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Agreement. The Independent Trustees reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Investment Manager to the Fund under the Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Investment Manager, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Investment Manager who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Investment Manager’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services to be provided to the Fund was satisfactory.

PERFORMANCE

The Board considered the investment experience of the Investment Manager. The Board reviewed and considered the performance of the Investment Manager’s other similar investment products. However, because the Fund had not yet commenced operations, the Board was not able to consider Fund performance.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS

The Board reviewed the advisory fee rates and expected total expense ratio of the Fund. The Board also reviewed the proposed placement agent fee to be paid to UMB Distribution Services, LLC by the Fund. The Board compared the advisory fee and pro-forma total expense ratio for the Fund with various comparative data, including a report of other comparable funds. The Board also discussed the proposed incentive fee and hurdle rate. The Board concluded that the advisory fees to be paid by the Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment advisory fee under the Agreement. The Board considered that since the Fund’s advisory fee, inclusive of the proposed hurdle rate, did not have breakpoints, the advisory fee would not create economies of scale as the Fund grows.

PROFITABILITY OF INVESTMENT MANAGER AND AFFILIATES

The Board considered and reviewed pro-forma information concerning the costs incurred and profits expected to be realized by the Investment Manager from the Investment Manager’s relationship with the Fund, including in light of the hurdle rate. Although the Board considered and reviewed pro-forma information concerning the Investment Manager’s expected profits, due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

Keystone Private Income Fund

Other Information
September 30, 2020 (Unaudited) (continued)

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund, including, without limitation, the ability to expand the investor base in the Fund because of its relatively smaller minimum subscription amounts and the permanent structure of the Fund compared to other private credit funds. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, administrator, custodian or private placement agent and, therefore, would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees, including the hurdle rate, were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its Shareholders to approve the Agreement for an initial two-year term.

Keystone Private Income Fund

Other Information
September 30, 2020 (Unaudited) (continued)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Keystone Private Income Fund

Other Information
September 30, 2020 (Unaudited) (continued)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ‘ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-779-1999

Keystone Private Income Fund

Other Information
September 30, 2020 (Unaudited) (continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Keystone National Group, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Keystone Private Income Fund

Fund Management
September 30, 2020 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee* Year of Birth: 1952	Chairman and Trustee	Since Inception	President and Director, Client Opinions, Inc. (2003 - 2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002)	10	None
Robert Seyferth* Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 -2009)	10	None
Gary E. Shugrue* Year of Birth: 1954	Trustee	Since Inception	Managing Director, Veritable LP (2016-Present); Founder/ President, Ascendant Capital Partners, LP (2001 – 2015)	6	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company); Scotia Institutional Funds (2006-2014) (3 portfolios)(registered investment company).

Keystone Private Income Fund

Fund Management
September 30, 2020 (Unaudited) (continued)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher* Year of Birth: 1958	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present); President, Investment Managers Series Trust II (2013-Present); Treasurer, American Independence Funds Trust (2016-2018); Treasurer, Commonwealth International Series Trust (2010-2015).	10	None
John Earl* Year of Birth: 1966	President	Since Inception	Managing Partner, Keystone National Group (2006 – present)	N/A	N/A
Brad Allen* Year of Birth: 1980	Treasurer	Since Inception	Chief Financial Officer & General Counsel, Keystone National Group (2010 – present)	N/A	N/A
Perpetua Seidenberg* Year of Birth: 1990	Chief Compliance Officer	Since Inception	Compliance Director, Vigilant Compliance, LLC (an investment management services company) (2014 – Present); Auditor, PricewaterhouseCoopers (2012 – 2014).	N/A	N/A
Ann Maurer* Year of Birth: 1972	Secretary	Since Inception

Senior Vice President, Client Services (2017 –Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.

				N/A	N/A

*	Address for Trustees and officers: c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212.

**

The Fund Complex consists of the Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Cliffwater Corporate Lending Fund, Corbin Multi-Strategy Fund, LLC, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, The Relative Value Fund and Variant Alternative Income Fund.

Investment Manager

Keystone National Group, LLC
60 East South Temple, Suite 2100
Salt Lake City, UT 8411
www.keystonenational.com

Custodian Bank

UMB Bank, n.a.
928 Grand Blvd
Kansas City, MO 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212

Placement Agent

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 N. Water St., Suite 830
Milwaukee, WI 53202

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for the fiscal period July 1, 2020 through September 30, 2020 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year are $50,000.

Audit-Related Fees

(b) The aggregate fees billed for the fiscal period July 1, 2020 through September 30, 2020 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0.

Tax Fees

(c) The aggregate fees billed for the fiscal period July 1, 2020 through September 30, 2020 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,000.

All Other Fees

(d) The aggregate fees billed for the fiscal period July 1, 2020 through September 30, 2020 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph

(c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal period July 1, 2020 through September 30, 2020 year of the registrant was $0.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY POLICY

INTRODUCTION

Keystone National Group, LLC (“Keystone”) acts as the advisor to the Keystone Private Income Fund (“the Fund”). Rule 206(4)-6 under the Advisers Act requires a registered investment adviser with voting authority over client proxies to adopt proxy voting policies and procedures, including procedures to address material conflicts of interest, and to disclose such procedures and its specific voting history to clients.1 The Rule does not apply to advisers whose clients retain voting authority, smaller investment advisers who are registered with state securities authorities, or investment advisers who are not required to register under the Advisers Act.

An adviser subject to the Rule is required to:

•	adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients; describe such procedures to clients and, upon request, provide a summary of the procedures to clients;
•	disclose to clients how they may obtain information on how the adviser voted their proxies; and
•	retain certain written records about its proxy voting. (See Section XIX. – “Recordkeeping Requirements” below for a more complete description.)

The Rule applies to all advisers that have explicit or implicit proxy voting authority over client securities. The SEC has clarified that an overall delegation of discretionary authority to an adviser constitutes implicit proxy voting authority, even though an advisory contract may be silent on this point. The Rule does not apply to advisers who do not have authority to vote the proxies themselves but provide advice to clients about voting proxies.

The SEC did not mandate specific proxy voting policies and procedures. However, the SEC encouraged the design of policies and procedures that address:

•	how an adviser votes its proxies on behalf of its clients; and
•	the particular factors that an adviser takes into consideration when voting on particular matters.

The Rule also specifically requires that the procedures address material conflicts that may arise between an adviser or its affiliates and its clients (such as when the adviser has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorship). The SEC noted that a policy of disclosing conflicts to a client and obtaining direction from the client on how to vote would satisfy the requirement of the Rule (although certain additional consideration should be given to this alternative in the case of employee benefit plan clients). Otherwise, the adviser must be able to demonstrate that its vote was based on the client’s best interest and not on the interests of the adviser.

[1]	The SEC issued a Staff Legal Bulletin recently providing guidance on investment advisers’ proxy voting responsibilities and use of outside proxy advisory firms. The bulletin noted that when considering the retention (or continuation of an existing retention) of a proxy advisory firm to provide voting recommendations, an adviser should assess such firm’s ability to competently and adequately analyze proxy issues. The bulletin also highlighted the importance of policies and procedures designed to ensure (a) adequate oversight of an outside proxy advisory firm; (b) that the investment adviser is apprised of any applicable changes to the proxy firm’s business or any new potential conflicts of interest; and (c) that proxies are being voted in the best interest of clients (see Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, June 30, 2014).

The SEC staff has also issued guidance on an investment adviser’s responsibilities in retaining proxy advisory firms.2 The guidance suggests that advisers have an ongoing duty to monitor proxy advisory firms to ensure that the firms have the capacity and competency to adequately analyze proxy issues. The SEC staff has indicated that an adviser should take reasonable steps to verify that a proxy advisory firm is independent and can make proxy voting recommendations in an impartial manner and in the best interests of the adviser’s clients.

Effective September 16, 2019

[2]	Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, Staff Legal Bulletin No. 20 (IM/CF) (June 30, 2014).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following biographical information about the members of Keystone National Group, LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management of the Keystone Private Income Fund as of December 9, 2020:

John Earl

Mr. Earl is a Managing Partner of the Investment Manager and is active in investment selection, due diligence and the general management of the Investment Manager. Mr. Earl was previously a Senior Vice President in the investment banking department of Lehman Brothers. While at Lehman Brothers, Mr. Earl was active in evaluating and executing a broad variety of direct investment opportunities and monetization strategies, including acquisitions, mergers, buyouts, initial public offerings, secondary equity offerings, recapitalizations and company sale transactions. Prior to joining Lehman Brothers, Mr. Earl was a Vice President of investment banking at Shattuck Hammond Partners. In addition, Mr. Earl held previous positions at Dillon, Read & Co., Inc. and Credit Suisse. Mr. Earl holds a Juris Doctor degree from the J. Reuben Clark School of Law and an M.B.A. from the Marriott School of Management at Brigham Young University. Mr. Earl joined the Investment Manager in 2006.

Brandon Nielson

Mr. Nielson is a Managing Partner of the Investment Manager and is active in investment selection, due diligence and the general management of the Investment Manager. Mr. Nielson served as a Vice President at Partners Group, a global alternative investments firm. Based in the firm’s New York office, Mr. Nielson played a key role in building Partners Group’s U.S. presence and in identifying and performing due diligence on U.S. investment opportunities, including buyout fund investments, secondaries and co-investments. He later worked at Partners Group’s headquarters in Switzerland where he helped launch the firm’s Transaction Services business and was active in private equity structuring and fund formation. Prior to his time at Partners Group, Mr. Nielson worked for the accounting firm KPMG. He earned his Certified Public Accountant license (no longer active) and holds a B.S. degree in Accounting and M.B.A. from the Marriott School of Management at Brigham Young University. Mr. Nielson joined the Investment Manager in 2006.

Brad Allen

Mr. Allen is responsible for Keystone’s accounting and legal affairs and oversees the firm’s financial reporting and regulatory compliance. Prior to joining Keystone, Mr. Allen was a corporate securities attorney at Wilson Sonsini Goodrich & Rosati in Palo Alto, California, where he represented public and private companies on corporate governance initiatives and in a broad range of corporate transactions, including venture capital and private equity investments, secured lending, mergers, acquisitions and public offerings. Mr. Allen previously managed the financial reporting and accounting affairs of an elite language technology and localization service provider. He is licensed as a Certified Public Accountant in California and is a member of the State Bar of California and the American Institute of Certified Public Accountants. Mr. Allen and holds a B.S. degree in Accounting from the Marriott School of Management and graduated Magna Cum Laude with a Juris Doctor degree from the J. Reuben Clark School of Law. Mr. Allen joined the Investment Manager in 2010.

Raymond Chan

Mr. Chan is a Principal at Keystone and is active in investment due diligence, investment selection, and financial modeling. Mr. Chan leads Keystone’s quantitative analysis work on prospective fund investments and is also involved in portfolio monitoring. Prior to joining Keystone, Mr. Chan was a Vice President at Citigroup Global Markets’ Principal Investments and Securitized Products Group, where he made private equity investments in specialty finance companies and executed asset portfolio acquisitions. He began his career in investment banking over ten years ago in the Fixed Income and Derivatives Division at Credit Suisse First Boston. Mr. Chan holds a B.A. degree in Applied Mathematics from the University of California, Berkeley and an M.B.A. from the Leonard N. Stern School of Business at New York University. He is also a CFA charter holder. Mr. Chan joined the Investment Manager in 2009.

Taylor Jackson

Mr. Jackson is focused on creating value for investors within Keystone’s real estate focused transactions. Mr. Jackson previously served as Vice President with Nearon Enterprises, a private real estate investment firm located in the San Francisco Bay Area, where he was responsible for all aspects of real estate investment including acquisition and debt sourcing, investment due diligence, leasing, asset management and asset disposition. Mr. Jackson was directly responsible for the investment and development of over 1.5 million square feet of Industrial, Office, Retail and Multifamily assets in the San Francisco Bay Area and Salt Lake City markets. Mr. Jackson holds a B.S. degree in Accounting and Information Systems from Brigham Young University and an M.B.A. from the Haas School of Business at the University of California, Berkeley. Mr. Jackson joined the Investment Manager in 2017.

Dallin Rosdahl

Mr. Rosdahl is a Vice President at Keystone and is active in the origination, due diligence, underwriting and execution of Keystone’s private credit investments. Prior to joining Keystone, Mr. Rosdahl was an investment banker with Morgan Stanley where he was active in evaluating and executing on a variety of financing and advisory transactions, including initial public offerings, leverage buyouts, secondary offerings, activism defense and sale transactions. Prior to joining Morgan Stanley, Mr. Rosdahl was an officer in the United States Army. He holds an MBA from the Harvard Business School and a B.S. in Economics from the United States Military Academy at West Point. Mr. Rosdahl joined the Investment Manager in 2020.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Adviser Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2020:

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
John Earl	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	17	$800	0	0
	Other Accounts:	4	$150	0	0
Brandon Nielson	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	17	$800	0	0
	Other Accounts:	4	$150	0	0
Brad Allen	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	17	$800	0	0
	Other Accounts:	4	$150	0	0
Raymond Chan	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	17	$800	0	0
	Other Accounts:	4	$150	0	0
Taylor Jackson	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	17	$800	0	0
	Other Accounts:	4	$150	0	0
Dallin Rosdahl	Registered Investment Companies:	0	$0	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of the Portfolio Managers by having the Portfolio Managers focus on a particular investment discipline. Most other accounts managed by the Portfolio Managers are managed using the same investment models that are used in connection with the management of the Fund.

If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Managers

Total compensation paid to each Portfolio Manager includes a base salary fixed from year to year, a discretionary performance bonus and eligibility for a share of carried interest/performance fees in closed-end funds managed by the Investment Manager. The amounts paid to the Portfolio Managers are based on a percentage of the fees earned by the Investment Manager from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Investment Manager’s business as a whole. The discretionary performance bonus is determined by senior management of the Investment Manager and is based on a wide variety of factors, including without limitation investment performance, quality of work, contributions to non-investment related efforts and organizational development.

The compensation structure of key investment professionals is structured to incent long-term client retention and client service, to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member*:
John Earl	$100,001-$500,000
Brandon Nielson	$100,000-$500,000
Brad Allen	$100,001-$500,000
Raymond Chan	None
Taylor Jackson	None
Dallin Rosdahl	None

*	As of September 30, 2020

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

Item 11. Controls and Procedures.

        (a)         The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

        (b)         There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Keystone Private Income Fund

By (Signature and Title)	/s/John Earl
John Earl, President
(Principal Executive Officer)

Date	December 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/John Earl
John Earl, President
(Principal Executive Officer)

Date	December 9, 2020

By (Signature and Title)	/s/Brad Allen
Brad Allen, Treasurer
(Principal Financial Officer)

Date	December 9, 2020